Investor Presentation August 2022

Some of the information in this presentation that is not historical in nature constitutes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements as to the Company's expectations, beliefs, goals and strategies regarding the future. These forward-looking statements may involve risks and uncertainties that are difficult to predict, may be beyond our control and could cause actual results to differ materially from those described in such statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct, including the timing of any debt paydown or payment of partnership distributions, or that the Company’s growth strategies will achieve the targeted results. Important factors, including the impacts of the COVID-19 pandemic, general economic conditions, adverse weather conditions, competition for consumer leisure time and spending, unanticipated construction delays, changes in the Company’s capital investment plans and projects and other factors discussed from time to time by the Company in its reports filed with the Securities and Exchange Commission (the “SEC”) could affect attendance at the Company’s parks, as well as the timing of any debt paydown or payment of partnership distributions, and cause actual results to differ materially from the Company's expectations or otherwise to fluctuate or decrease. Additional information on risk factors that may affect the business and financial results of the Company can be found in the Company's Annual Report on Form 10-K and in the filings of the Company made from time to time with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, information, circumstances or otherwise that arise after the publication of this document. Forward-Looking Statements 2

FUN Overview 3

Compelling Investment Rationale 1 2 Best-in-class parks and brands with loyal, high-repeat customer base 3 High barriers to entry (with no successful regional park built since the 1970s) 4 Resilient operating performance through various economic cycles 6 Industry-experienced management team with history of delivering results High quality assets and significant real estate holdings (and underlying asset value) Strong business model with steady growth in revenues and free cash flow 5 MLP offering a unique, non-energy-related investment option in consumer discretionary space Reported record net revenues and in-park per capita spending for 2H-2021 and 1H-2022 4

5 Industry Savvy Executive Team Richard Zimmerman CEO Tim Fisher COO Brian Witherow CFO Kelley Ford CMO Dave Hoffman CAO Brian Nurse CLO

Please note: The COVID-19 pandemic and corresponding market disruption had a material impact on Cedar Fair’s results in 2020 and 2021. In May 2021, the Company opened all its U.S. properties for the 2021 operating season on a staggered basis with capacity restrictions, guest reservations, and other operating protocols in place. The Company’s Canadian property, Canada’s Wonderland, reopened in July 2021, and the park operated with capacity restrictions in place throughout 2021. By comparison, all Company parks returned to their full operating calendars for the 2022 season without any operating restrictions – five of 13 properties opened in the first quarter and the remainder opened in the second quarter. Given the material impact the coronavirus pandemic had on park operations in 2020 and 2021, results for the 2022 second quarter and first half are not directly comparable to the second quarter and first half of the last two years, which is why in some instances comparisons to 2019 are used instead. Data Comparisons Used for this Presentation 6

Strong Long-Term Growth and Recession Resilient Acquisitions: 1992 – Dorney Park 1995 – World of Fun 1997 – Knott’s Berry Farm 2001 – Michigan’s Adventure 2004 – Geauga Lake 2006 – Paramount Parks (five parks) 2019 – Schlitterbahn (two water parks) – Sawmill Creek Resort & Conference Center $0 $100 $200 $300 $400 $500 ($ in m ill io ns ) Adjusted EBITDA Financial Crisis 2001 = (6.1%) 2002 = 11.4% 2009 = (11.0%) 2010 = 13.2% Early 2000’s RecessionEarly 1990’s Recession (a) (a) See Appendix for Reconciliation of Adjusted EBITDA 7 C ov id D is ru pt io n (b) (b) TTM Q2-2022 Adjusted EBITDA totaled $509M

TTM Q2-2022 Results Ahead of 2019 Record Performance 2019 Results  Record net revenues of $1.47 billion  Record attendance of 27.9 million visits  In-park per capita spending of $48.32  Record out-of-park revenues of $169 million TTM Q2-2022 Results  Over the twelve-month period ended Q2-2022, net revenues totaled $1.71 billion on 2,210 operating days vs. $1.47 billion on 2,224 operating days for 2019  Record in-park per capita spending of $61.89, up 28% over 2019  Out-of-park revenues of $193 million, up 14% over 2019  Attendance totaled 25.4 million guests vs. 27.9 million in 2019 ADJUSTED EBITDA(a) ( $ i n m i l l i on s ) $1,028 $1,068 $1,135 $1,160 $1,236 $1,289 $1,322 $1,349 $1,475 $1,338 $1,713 900 1,000 1,100 1,200 1,300 1,400 1,500 1,600 1,700 1,800 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 TOTAL REVENUE ( $ i n m i l l i on s ) $375 $391 $425 $431 $459 $481 $479 $468 $505 $325 $509 200 250 300 350 400 450 500 550 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 (a) See Appendix for reconciliation of Adjusted EBITDA 8 C ov id D is ru pt io n C ov id D is ru pt io n (b) COVID disruption continued in 2021, delaying park openings and restricting capacity for part or all of the 2021 season (b) (b) (c) (c) (c) Results for 2022 represent TTM through Q2-2022

Outstanding TTM Performance Advances Priorities 9 Feb 2022 Reported record 2H-2021 results May 2022 Reported record 1Q-2022 results Dec 2021 Early redemption of 2024 bonds ($450M) June 2022 California real estate sale for $310M Nov 2021 Reported record Q3-2021 results July 2021 Parks fully reopen for first time post- pandemic Aug 2022 Reported record 1H-2022 results Updated capital allocation strategy • Reinstated cash distribution • Authorized $250M buyback program July 2022 Sold record 3.2M season passes for 2022 season

3% 4% 2022-1H vs. 2019-1H Results 1% Net Revenues $608M(a) $503M Adjusted EBITDA(b) $95M$102M Attendance 9.7M9.3M In-Park Per Capita Spending $47.09$59.42(a) Out-of-Park Revenues $64M$76M(a) 10 2022 First Half (838 operating days) 2019 First Half (827 operating days) (a) Denotes record high (b) See appendix for reconciliation of Adjusted EBITDA

3% 4% TTM Q2-2022 vs. 2019 Results 1% Net Revenues $1.71B Adjusted EBITDA(a) $509M Attendance 25.4M In-Park Per Capita Spending $61.89 Out-of-Park Revenues $193M 11 TTM Q2-2022 Results (2,210 operating days) 2019 Full-Year Results (2,224 operating days) $1.47B 27.9M $48.32 $169M $505M (a) See appendix for reconciliation of Adjusted EBITDA

12 Powerful Economic Lifecycle Legendary outdoor entertainment landmarks of size and scale with high barriers to entry 1 Strong “House of Brands” portfolio reflects industry’s best-in-class regional parks 2 Growing percentage of attendance and revenues generated from sales of advanced purchase products 3 Consistent record of driving growth in per cap spending from millions of guests4 Adjacent developments serve as demand multipliers and differentiators5 Compelling free-cash-flow generation supports ability to pay tax-efficient distribution to unitholders 6 Strong Successful Business Model 1 2 3 4 5 6 High-Quality Assets with Strong Regional Brands Reliable Recurring Attendance Stream Consistent Record of Per Capita Growth Growing adjacent development base Compelling free-cash- flow generation

13 1 Legendary outdoor entertainment landmarks of size and scale with high barriers to entry 1 1 1

Long-Range Plan: Core Strategies • Broaden the Guest Experience • Aimed at driving demand and guest spending • Expanded use of limited-duration events and more immersive experiences – “Seasons of FUN” model that drives urgency to visit and incremental visits from new, unique guests • Traditional rides, such as roller coasters and water attractions, still play an important role • Food & beverage to continue to play an outsized role in the overall guest experience • Continue to Expand and Evolve the Season Pass Program • Our strongest growth channel – approximately 55% of full-year attendance in 2021 (compared to 52% in 2019) • Continued evolution of the program, including the broad rollout of PassPerks, our season pass loyalty program • Increase Market Penetration through Targeted Marketing Efforts • Key opportunities exist within several demographic groups with the fastest population growth rates • Pursue Adjacent Development • Continued evolution of our resort offerings and other park-adjacent opportunities 14 1

15 • Strong “House of Brands” portfolio reflects the industry’s best-in-class regional parks • Known by guests as “the park of locals” and treasured for their cultural authenticity and generational heritage 2 Strong Successful Business Model 1 2 3 4 5 6 High Distribution Yield High-Quality Assets with Strong Regional Brands Reliable Recurring Revenue Stream Tax- Advantaged Structure 2

KEY STATISTICS Entertained 28M visitors in 2019 841 rides and attractions 124 roller coasters 2,300+ hotel rooms PARKS PORTFOLIO Own and operate 11 amusement parks 9 outdoor water parks (in-park) 4 outdoor water parks (unique gates) 1 indoor water park resort 16 2

17 1 Growing percent of attendance and revenues generated through sales of advanced- purchase products, such as season pass and other all-season products 3 3 Reliable Recurring Attendance Stream 3

Season Pass Channel Growth Strong • Through the end of July-2022, a record 3.2 million season passes sold through for the 2022 season o Unit sales up more than 20% from the previous record 2.6 million passes sold for the 2019 season o Average 2022 season pass price up 9% over 2019 • Season pass visitation through the first seven months of 2022 comprises 60% of attendance, compared to 55% of 2021 attendance and 52% of 2019 attendance for the comparable periods • Total season pass visitation in 2019 topped 14 million guests (2019 total attendance of 27.9 million guests) Season Pass Group Sales Retail / Other 2021 Season Pass Group Sales Retail / Other Season Pass Group Sales Retail / Other 2009 Season Pass Group Sales Retail / Other 18 3

19 1 Consistent growth in per cap spending from millions of guests drives robust levels of revenues 4 4 4 Consistent Record of Per Capita Growth

20 48-Year Growth of In-Park Per Capita Spending $45.54 $46.20 $46.90 $47.30 $47.69 $48.32 $46.38 $62.03 $61.89 $30.00 $35.00 $40.00 $45.00 $50.00 $55.00 $60.00 $65.00 10,000,000 12,000,000 14,000,000 16,000,000 18,000,000 20,000,000 22,000,000 24,000,000 26,000,000 28,000,000 30,000,000 2014 2015 2016 2017 2018 2019 2020 2021 2022 In -p ar k pe r c ap ita At te nd an ce Attendance In-park per capita spending (2)(1) Co vi d D is ru pt io n (1) Results in 2020 through 1H-2021 were disrupted by the pandemic, delaying or suspending park openings and restricting capacity for part or all of the seasons (1) (2) Results for 2022 represent the TTM performance through Q2-2022

21 Ongoing development of adjacent offerings at our properties expands market draw, extends length of stay, and supplements revenue growth at the parks 5 5Growing adjacent development base 5

Focus on Growing Additional Revenue Streams Beyond the Parks $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 $1,400.0 $1,600.0 $1,800.0 2012 2013 2014 2015 2016 2017 2018 2019 2020 (c) 2021 (c) 2022 (d) Park Revenues (b) Out-of-Park Revenues 22 While we continue to drive revenue growth from our parks, revenues from accommodations and other adjacent sources improved by more than 40% from 2012 through 2019 Net Revenues( a ) ($ Mil l ions) 2012 – 2019 CAGR: 4.6% CAGR in Park Revenues (b) 5.4% CAGR in Out-of-Park Revenues (including accommodations / other revenues) 5 (a) Net revenues consist of in-park revenues and out-of-park revenues less amounts remitted to outside parties under concessionaire arrangements (b) Park revenues consist of in-park revenues less amounts remitted to outside parties under concessionaire arrangements (c) COVID disruption in 2020 continued in 2021, delaying park openings and restricting capacity for part or all the 2021 season (d) Results for 2022 represent the TTM performance through Q2-2022

Evolution of the Accommodations Channel • Substantial growth of accommodations portfolio over the last 8 years: o Total hotel rooms have grown to more than 2,300 from 1,900 in 2014 o Total luxury RV sites have increased to more than 600 • Accommodations (Out-of-Park) Revenues: o More than $80 million in 2019, up 35% since 2011 o Out-of-park revenues through the first seven months of 2022 are trending up approximately 19% to the comparable seven-month period in 2019 23 5

24 Cedar Point Sports Center Indoor Center • Opened January 2020 • 145,000 square feet • Court space accommodates 10 basketball courts and 20 volleyball courts • AAU basketball, JO volleyball, wrestling, cheerleading, gymnastics Outdoor Facility • Opened March 2017 • 10 multi-use fields with clubhouse • Baseball, softball, soccer, lacrosse • Performance continues to pace well ahead of the original pro-forma model 5

25 1 Steadily growing top-line revenues and disciplined cost management results in meaningful free-cash-flow generation 6 6 Compelling free-cash- flow generation 6 • Reinstated cash distribution, declaring a distribution of $0.30 per LP unit for the 3rd quarter of 2022 o Record date 8/31/22; Payment date 9/15/22 • Established a $250 million unit repurchase plan in August 2022 • Our partnership distributions represent a tax-advantaged return of capital for unitholders which offer an outsized yield opportunity

Attractive Distribution Yield in a Relatively Low-Rate Environment $1.60 $2.58 $2.85 $3.08 $3.33 $3.46 $3.60 $3.71 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2012 2013 2014 2015 2016 2017 2018 2019 Annual Distribution Per Unit (left scale) Annual Distribution Yield (right scale) Year-end Declared Annual Distribution Rate and Yield (2012 – 2019) 26 6

27 2022 Outlook Strong Successful Business Model 1 2 3 4 5 6 High-Quality Assets with Strong Regional Brands Consistent Record of Per Capita Growth Reliable Recurring Attendance Stream Compelling free-cash- flow generation Growing adjacent development base

• Leverage target of 3.0x to 4.0x Updated Capital Allocation Strategy 28 • Something new for every park • Sustainable & growing • $250M Authorized Pay Down Debt to $2B Target Invest in the Portfolio Pay Quarterly Cash Distribution Unit Buyback Program Capital Return Policy Committed to driving sustainable value creation through a balanced approach of investing in the business while maintaining a strong balance sheet and returning capital to unitholders

 Invest in the core business  Projected capital investments in 2022 of $200-215 million to support growth initiatives at our parks, including $40 million to finish renovations at two Cedar Point resort properties  Planned capital investments for 2023 of $200 million focused on enhancing the guest experience and driving demand and guest spending levels  Reduce leverage and strengthen balance sheet  Targeting net debt of $2 billion or less  On pace to finish 2022 with net leverage below 4.0x EBITDA  Focused on identifying additional ways to improve the capital structure and enhance financial flexibility  Return capital to unitholders  On August 3rd, announced reinstatement of cash distribution, declaring a $0.30 distribution per unit for the 3rd quarter  On August 3rd, also announced the authorization of a $250 million unit repurchase program Capital Allocation Priorities 29

Balance Sheet and Liquidity Well Positioned for 2022 • Successfully paid off the equivalent of 75% of the pandemic-related debt • Deferred revenues totaled $307 million at the end of the second quarter of 2022 • Up $73 million, or 31%, compared to deferred revenues at the end of the first quarter of 2022, and up $15 million, or 5%, compared to the second quarter of 2021 • Season passes sold through July 31, 2022, totaled a record 3.2 million units – representing a 21% increase over the previous record of 2.6 million units sold for the 2019 season • Season pass sales totaled approximately $353 million, up 33%, or $88 million, versus the comparable 2019 timeframe • The average price of a 2022 season pass was up 9% versus the comparable 2019 timeframe • Sales of all-season “add-on” product pacing approximately 55% ahead of the previous sales record • Total liquidity of $319 million at the end of the second quarter of 2022 • Reflecting cash on hand of $125 million and $194 million available under the revolver, net of $16 million of letters of credit • Amounts exclude the proceeds from the sale of real estate in Santa Clara, California, which closed at the start of the third quarter 30

Solid Capital Structure Amounts in Millions  Strong financial position with long-term debt maturities, a low cost of debt (just above 5%), and significant available liquidity  Total debt outstanding of approximately $2.6B as of June 26, 2022, including $90M outstanding on the revolver  Full-year 2022 cash interest costs projected to be in the $145-150M range $300 $195 $1,000 $500 $300 $500 $- $300 $600 $900 $1,200 2022 2023 2024 2025 2026 2027 2028 2029 Revolver Capacity Term Debt Senior Notes 31

32 Appendix Strong Successful Business Model 1 2 3 4 5 6 High-Quality Assets with Strong Regional Brands Consistent Record of Per Capita Growth Reliable Recurring Attendance Stream Compelling free-cash- flow generation Growing adjacent development base

Adjusted EBITDA Reconciliation 33